UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(800) 742-3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Stardust Power Inc. (the “Company”) and B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”) entered into a Common Stock Purchase Agreement, dated October 7, 2024 (the “Purchase Agreement”) where upon satisfaction of the conditions contained therein, the Company will have the right, in its sole discretion, to sell up to $50,000,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to B. Riley Principal Capital II.

On May 15, 2025, the Company and B. Riley Principal Capital II entered into an amendment (the “Amendment”) to the Purchase Agreement to reduce the minimum closing price of the Company’s Common Stock on the trading day immediately prior to the day of such purchase of shares of Common Stock by B. Riley Principal Capital II from $1.00 per share to $0.50 per share (the “Threshold Price”). All other terms of the Purchase Agreement remain unchanged.

The foregoing descriptions of the Purchase Agreement and the Amendment are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2024, and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to the Common Stock Purchase Agreement, dated as of October 7, 2024, by and between Stardust Power Inc. and B. Riley Principal Capital II, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2025	STARDUST POWER INC.

	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer